Subsequent Events (Details) - Acquisition of outstanding shares of R3D consulting Inc.	Apr. 01, 2021 CAD ($) shares $ / shares
Disclosure of transactions recognised separately from acquisition of assets and assumption of liabilities in business combination [line items]
Number of instruments issued (in shares) | shares	25,182,676
Subordinate share price (per share) | $ / shares	$ 3.20
Cash consideration for acquisition	$ 978,180
Liabilities incurred	$ 8,931,839